UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2008

POWERSAFE TECHNOLOGY CORP.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-143645 (Commission File Number)	98-0522188 (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 E. Hawthorne Avenue
Valley Stream, NY 11580
(Address of principal executive offices)

516-887-8200
(Registrant's Telephone Number, Including Area Code)

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Powersafe Technology Corp., a Delaware corporation (the “Company”), will be appearing on WallStreet Direct, Inc. on May 21, 2008 at approximately 8:30 pm. The link to the press show is available at http://tv.wallst.net/3-min-press/3-min-press.php. The tape of the show including the interview with Jack N. Mayer, the President of the Company, will be available on said link after the show.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2008

POWERSAFE TECHNOLOGY CORP. By: /s/ Jack N. Mayer Name: Jack N. Mayer Title: President